Exhibit 99.2
EDUCATIONAL CREDIT MANAGEMENT CORPORATION
Educational Credit Management Corporation (ECMC), a nonprofit corporation established in 1994 with its headquarters in St. Paul, Minnesota, is a national guaranty agency under the Federal Family Education Loan Program (FFELP). ECMC was appointed by the U.S. Department of Education in 1996 to be the designated FFELP guarantor for the Commonwealth of Virginia, for the state of Oregon in 2005 and on November 1, 2010 assumed the guarantee on loans that had previously been guaranteed by the California Student Aid Commission.
Pursuant to its charter with the U.S. Department of Education, ECMC also performs a number of specialized services for the U.S. Department of Education through ECMC’s Federal Services Bureau. These services include but are not limited to bankruptcy servicing and processing, providing a safety-net function for the U.S. Department of Education to assist other guaranty agencies during periods of economic difficulty, and to assist the U.S. Department of Education in other areas as requested. As of September 30, 2007, ECMC had total reserve fund assets in its Federal Services Bureau account of $162.3 million. These assets are the property of the United States Department of Education and are not available for payment of claims for ECMC guaranteed loans.
In 2004, the U.S. Department of Education requested that ECMC serve as the guarantor for the U.S. Department of Education held rehabilitated loans.
The following information has been provided by ECMC from reports provided by or to the U.S. Department of Education. No representation is made by ECMC as to the accuracy or completeness of the information.
As of September 30, 2010, ECMC had total Federal Reserve fund assets of approximately $111.4 million. Through September 30, 2010, the outstanding unpaid aggregate amount of principal and interest on loans that had been directly guaranteed by ECMC under the Federal Family Education Loan Program was approximately $10.6 billion. ECMC also had operating fund assets as of September 30, 2010 totaling approximately $88.3 million dollars.
The U.S. Department of Education published reserve ratios for the federal reserve fund administered by ECMC for the last five fiscal years are as follows: 2010 — 1.258 percent; 2009 — .794 percent; 2008 — .498 percent; 2007 — .370 percent; and 2006 — .299 percent.
ECMC’s guaranty volume is the approximate net principal amount of FFELP loans (excluding Federal Consolidation Loans) guaranteed by ECMC. ECMC’s guarantee volume for the past five fiscal years is as follows (in millions): 2010 — $1,091; 2009 — $3,059; 2008 — $2,642; 2007 — $1,262 and 2006 — $762.
ECMC’s “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to ECMC’s existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows: 2010 — 3.85; 2009 — 4.95; 2008 — 4.42; 2007 — 3.40 percent and 2006 — 3.97 percent.
ECMC’s recovery rate, which provides a measure of the effectiveness of the collection efforts against defaulting borrowers after the guarantee claim has been paid, is determined by dividing the amount recovered from borrowers by ECMC during the fiscal year by the aggregate amount of default claims paid by ECMC outstanding at the end of the prior fiscal year. The following recovery rate information for ECMC was taken from the U.S. Department of Education Guarantee Agency Activity Report form 1130 or form. 2000 for the past five federal fiscal years: 2010 — 28.33 percent; 2009 - 24.56 percent; 2008 — 30.69 percent; 2007 — 24.46 percent and 2006 — 28.88 percent.